Exhibit 10.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10)(iv). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

WAIVER AND FIRST AMENDMENT TO credit agreement and guaranty

This Waiver and First Amendment to Credit Agreement and Guaranty (this “Amendment”) is made as of November 13, 2023, by and among BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”) and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders previously entered into that certain Credit Agreement and Guaranty, dated as of April 19, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time prior to the date hereof, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower’s Investments in the BXCL 701 Subsidiaries prior to the date hereof have exceeded the amount permitted pursuant to Section 9.19(a)(i)(C) of the Credit Agreement (the “Excess Investment”);

WHEREAS, the Borrower has requested that Administrative Agent and the Lenders (i) waive any Defaults or Events of Default arising as a result of the Excess Investment and (ii) amend the Existing Agreement to increase the dollar amount of permitted Investments in the BXCL 701 Subsidiaries, and Administrative Agent and the Lenders have agreed to provide such waiver and amendment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Administrative Agent and the Lenders party hereto hereby covenant and agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
2.	Waiver. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, effective as of the date hereof, Administrative Agent and the Lenders hereby waive any Defaults or Events of Default arising out of (i) Excess Investment in the BXCL 701 Subsidiaries prior to the date hereof and (ii) failure to provide notice to Administrative Agent and the Lenders of such Excess Investment described in the preceding clause (i).
3.	Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, effective as of the date hereof, the Credit Agreement is hereby amended to replace “$25,000,000” in Section 9.19(a)(i)(C) of the Credit Agreement with “$30,000,000”.
4.	Reaffirmation of Loan Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby confirms that the Security Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Obligations.
5.	Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:
(a)	Execution of this Amendment by the Borrower, the Administrative Agent, and each of the Lenders;
(b)	Each of the representations and warranties in Section 8 of this Amendment, Section 7 of the Credit Agreement and the other Loan Documents shall be true, accurate and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date;
(c)	Immediately after giving effect to the Waiver set forth in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing;
(d)	Receipt by the Administrative Agent, for the account of the Lenders, of the portion of the Amendment Fee due and payable upon the execution of this Amendment; and
(e)	The Borrower shall have paid all reasonable and documented costs, fees and expenses of the Administrative Agent and the Lenders, including, without limitation, the reasonable and documented fees and reasonable and documented out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Lenders, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the date of this Amendment.
6.	Post-Closing Covenant. On or before December 1, 2023 (or such later date as the Administrative Agent may agree in its sole and absolute discretion), the Borrower shall, and shall cause the other Obligors to, execute and deliver to the Administrative Agent and the Lenders its duly executed signature pages to an amendment to the Credit Agreement and documents related thereto or contemplated thereby, in each case, on substantially the terms described in Exhibit A to this Amendment or such other terms as the parties may mutually agree (it being agreed that any such other terms shall be subject to approval by Administrative Agent in its sole and absolute discretion, and shall in any event be no less favorable in any respect to the Lenders than the terms set forth on Exhibit A). A breach of the covenant in this Section 6 shall constitute an immediate Event of Default. It is understood and agreed that the Obligors, the Administrative Agent, the Lenders and the

2

Purchasers (under and as defined in the Revenue Interest Financing Agreement) will negotiate the amendment contemplated by this Section 6 in good faith.
7.	Amendment Fee. In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein, the Borrower shall pay an amendment fee (the “Amendment Fee”) in cash to the Administrative Agent, for the account of the Lenders, in the amount of (i) 0.25% of the aggregate principal amount of Loans outstanding on the date hereof, due and payable upon the execution of the Amendment (for the avoidance of doubt, the Amendment Fee due and payable under this clause (i) is $180,044.68) plus (ii) 0.25% of the aggregate principal amount of Loans prepaid or repaid from time to time, due and payable on the date of each such prepayment or repayment.
8.	Representations and Warranties. The Borrower hereby represents and warrants:
(a)	None of the execution, delivery and performance by the Borrower of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”) or performance under the Amendment Documents (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Borrower or any of its Subsidiaries.
(b)	This Amendment and the other Amendment Documents have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests, and duly executed and delivered by the Borrower and constitutes, and each of the Amendment Documents when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
9.	Release.

3

(a)	In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower (the “Releasing Party”), on behalf of itself and its successors, assigns and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Lenders and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lenders and not in any other capacity such party may have relative to the Releasing Party (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). The Releasing Party expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 9. Furthermore, the Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 9. The foregoing release, covenant and waivers of this Section 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.
(b)	Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)	Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

4

10.	Miscellaneous.
(a)	Except as otherwise expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect. This Amendment shall constitute a Loan Document.
(b)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof.
(c)	This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
(d)	This Amendment and its contents shall be subject to the governing law, indemnification, venue, service of process, waivers of jury trial and severability provisions of the Existing Credit Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed as of the date first above written.

BIOXCEL THERAPEUTICS, INC. as the Borrower

By:	/s/ Vimal D. Mehta
	Name:	Vimal Mehta
	Title:	Chief Executive Officer

[Signature Page to Waiver and First Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:
OAKTREE FUND ADMINISTRATION, LLC
By:	Oaktree Capital Management, L.P.
Its:	Managing Member
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

LENDERS:
OAKTREE-TCDRS STRATEGIC CREDIT, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE-FORREST MULTI-STRATEGY, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

INPRS STRATEGIC CREDIT HOLDINGS, LLC
By:	Oaktree Capital Management, L.P.
Its:	Manager
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE SPECIALTY LENDING CORPORATION
By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE STRATEGIC CREDIT FUND
By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.
By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner
By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner
By: Its:	Oaktree Capital Management, L.P. Director
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE DIVERSIFIED INCOME FUND INC.
By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.
By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

Oaktree Loan Acquisition Fund, L.P.
By: Its: By: Its:	Oaktree Fund GP IIA, LLC General Partner Oaktree Fund GP II, L.P. Managing Member
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Authorized Signatory
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.
By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner
By: Its:	Oaktree Capital Management, L.P. Director
By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:	/s/ Matthew Stewart
	Name:	Matthew Stewart
	Title:	Managing Director

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to First Amendment]

Oaktree LSL Fund Holdings EURRC S.à r.l. 26A, boulevard Royal L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S Luxembourg Number: B269245
By:	/s/ Martin Eckel
	Name:	Martin Eckel
	Title:	Manager
By:	/s/ Flora Verrecchia
	Name:	Flora Verrecchia
	Title:	Manager

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn:Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

LENDER: Q BOOST HOLDING LLC

[Signature Page to First Amendment]

By:	/s/ Ahmed Nasser Al-Abdulghani
Name: Ahmed Nasser Al-Abdulghani
Title: Director

Address for Notices:

c/o Qatar Investment Authority Ooredoo Tower (Building 14) Al Dafna Street (Street 801)

Al Dafna (Zone 61) Doha, Qatar

A copy (which shall not constitute notice) shall also be sent to:

General Counsel

Qatar Investment Authority Ooredoo Tower (Building 14) Al Dafna Street (Street 801) Al Dafna (Zone 61)

Doha, Qatar

Email: notices.legal@qia.qa

A copy (which shall not constitute notice) shall also be sent to:

Shearman & Sterling LLP 535 Mission Street, 25th Floor San Francisco, CA 94105 Attn:Michael S. Dorf

Tomasz Kulawik Email: mdorf@shearman.com

tomasz.kulawik@shearman.com

[Signature Page to First Amendment]

Exhibit A

Amendment Terms

Modified Term Loan Tranches:

Undrawn term loan tranches to be modified as follows:

●
Tranche B – $20,000,000 available upon satisfaction of the following conditions on or before December 31, 2024: (i) the Borrower raising an aggregate of at least $40,000,000 after the date of this Amendment from (I) equity proceeds or (II) a bona fide contract with a Governmental Authority to use BXCL 501 for opioid withdrawal, (ii) initiation of a new Tranquility Clinical Trial based on the Borrower’s meeting with the FDA held on October 11, 2023, and (iii) the Pro Forma Loan-to-Value Ratio is less than 30%.

●
Tranche C – $30,000,000 available upon satisfaction of the following conditions on or before December 31, 2025: (i) either (a) receipt of approval from the FDA of an NDA in respect of the use of BXCL 501 for the acute treatment of agitation associated with dementia or (b) BXCL 501 FDA Label Expansion Approval, and (ii) the Pro Forma Loan-to-Value Ratio is less than 30%.

New Term Loan Tranche D:

$50,000,000 available upon satisfaction of the following conditions on or before December 31, 2025:  (i) the conditions precedent to the borrowing of Tranche C have been satisfied, and (ii) total net revenue of the Borrower attributable to sales of BXCL 501 (for the avoidance of doubt, including any revenues attributable to use of BXCL 501 for opioid withdrawal following Emergency Use Authorization of BXCL 501 for such use) for the trailing twelve consecutive month period exceed $[***].

Liquidity Covenant:

Minimum Liquidity Amount will increase to $20,000,000 upon funding of Tranche B, and will step back down to $15,000,000 upon the conditions precedent to the borrowing of Tranche C being satisfied (even if Tranche C is not drawn).

Revenue Covenant:

Minimum Revenue Covenant under the Credit Agreement to be deferred until Q4 2024, and levels to be reset as set forth on Annex I to this Exhibit A. For the avoidance of doubt, for purposes of the Minimum Revenue Covenant, Revenue shall only include Igalmi U.S. product net revenues but exclude EUA contract revenues.

Interest Rate:	Interest rate on all Loans will be changed to 3-month Term SOFR + 7.50% (with a 2.50% SOFR floor and a 5.50% SOFR cap).
Warrants:

The strike price of the Lenders’ existing Warrants (to purchase a total of 278,520 shares of the Borrower’s common stock) will be reset to a strike price equal to the 30-day VWAP per share of the Borrower’s common stock as of date of the amendment.

In addition, the Lenders will receive an additional 69,630 warrants at the same strike price as set forth above.
Conversion of Revenue Interest Financing Agreement

The Revenue Interest Financing Agreement will be terminated in its entirety, and the entire $30,000,000 Purchase Price (as defined in the Revenue Interest Financing Agreement) funded to date will be converted to $30,000,000 in principal amount of term loans under the Credit Agreement. The Lenders will not charge any penalty or premium in connection with such termination and conversion. However, upon the amendment closing, the Borrower will pay to the Lenders (i) the full amount of the Revenue Interest Payment (as defined in the Revenue Interest Financing Agreement) for the third quarter of 2023 and (ii) a prorated portion (based on the actual portion of the quarter elapsed) of the Revenue Interest Payment for the fourth quarter of 2023.

Annex I

Fiscal Quarter Ending	Minimum Revenue
December 31, 2024	[***]
March 31, 2025	[***]
June 30, 2025	[***]
September 30, 2025	[***]
December 31, 2025	[***]
March 31, 2026	[***]
June 30, 2026	[***]
September 30, 2026	[***]
December 31, 2026	[***]
March 31, 2027	[***]